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                                                                    EXHIBIT 32.1

                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

This certification is given by the undersigned Chief Executive Officer and Chief Financial Officer of Valley Bancorp ("the Registrant") pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Each of the undersigned hereby certifies, with respect to the Registrant's annual report on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), that:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Barry L. Hulin                                            /s/ Dick Holtzclaw
------------------                                            ------------------
Barry L. Hulin                                                    Dick Holtzclaw
Chief Executive Officer                                  Chief Financial Officer
Valley Bancorp                Date: March 15, 2006                Valley Bancorp